Exhibit 99.1 Investor Presentation January 2025

Disclaimer & Cautionary Statements This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Future sales, sales growth, profitability and Adjusted EBITDA margins; • Estimates of potential market size and demand for the Company’s current and future products; • Plans for expansion outside of the U.S.; • The effectiveness of amniotic tissue as a therapy for any particular indication or condition; • Expected spending on research and development, including to innovate and diversify our product portfolio; • Investments in data; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Manner of local coverage determination (LCD) implementation; • Expectations regarding plans to reduce customer churn and enhancing customer relationships; • Expectations that HELIOGEN will be a meaningful contributor to our financial performance in 2025; • The stage of development of the placental-derived products market; • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. Investor Presentation – January 2025 2

A Pioneer and Leader Focused on Helping Humans Heal Our vision is to be the leading global provider of healing solutions through relentless innovation to restore quality of life. Over a decade of experience Leading the industry with Poised to capitalize on favorable helping clinicians manage chronic innovative products and robust market trends to drive top line and other hard-to-heal wounds supporting clinical data growth and profitability Investor Presentation – January 2025 3

The Most Comprehensive End-to-End Product Ecosystem New product innovations leading to untapped opportunities The most studied for growth, including an portfolio of placental increasing footprint in products with 50+ clinical the Surgical market. & scientific publications and over 300 million payer covered lives. Large, national A key partner to healthcare placental donation professionals with industry network and leading support services proprietary tissue and customer-focused processing. approach. Investor Presentation – January 2025 4

Commercial Scale, Leverage & Extensive Reach 3+ Over 200 direct sales Over 75 agencies Robust corporate Extensive commercial Experience selling Growing presence professionals with 200+ agents support network coverage with over 300 more than 3 million in Japan nationwide nationwide million payer lives allografts covered Investor Presentation – January 2025 5

Expansive Donor Network & IP Power Our Product Offering National Network of Birthing Center Partners Proprietary Processing Backed by Broad Portfolio of Intellectual Property Expectant Mothers Delivery of Healthy Proprietary Processing & Shelf-Stable, Packaged Product Consent for Introduced to Donation Baby via Caesarean Terminal Sterilization of Tissues Available to Ship Donation Obtained Program Section Tissues Transported Donor Tissue Donated Significant Opportunity for Robust IP Estate with 200+ Patents to MIMEDX Placental Tissues Tested & Continued Scale Prepared for Recovered Manufacturing Ample Placental Supply and Manufacturing Capabilities to Support Continued Growth and Industry Demand Investor Presentation – January 2025 6

Addressing a Large and Unmet Need for Healing Solutions

MIMEDX

Favorable Demographic Trends

10+
million people

Population suffering from chronic, non-healing wounds in the U.S.[1], including diabetic foot ulcers (DFUs), venous leg ulcers (VLUs), pressure ulcers and more.

~16%
of Medicare beneficiaries

Population is impacted by chronic wounds— **and this proportion is increasing.**[1]

Increasing Clinical Evidence Expanding Potential For Products

Ineffective Wound Management Leads to Poor Outcomes

It is estimated that up to **85% of amputations are avoidable** with a holistic multispecialty team approach that incorporates **innovative treatments** and adherence to treatment parameters.[2]

Advances Driving Improved Outcomes for Wound Patients

When applied following parameters for use, patients treated with **EPIFIX®** experienced reductions in **major amputations** and **hospital utilization.**[2]

Emerging Opportunities in Surgical Setting

MIMEDX products are available in all settings where patients receive care, **increasingly used in a variety of surgical settings**, representing incremental market opportunities.

1) Sen CK. Human Wound and Its Burden: Updated 2022 Compendium of Estimates. Adv Wound Care (New Rochelle). 2023;12(12):657-670.
2) Tettelbach WH, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. J Wound Care. 2022 Feb 1;31(Sup2):S10-S31.

Investor Presentation – January 2025 | 7

Increasing Awareness of Massive Potential for Placental Tissue October 10, 2024 Her Face Was Unrecognizable After an Explosion. A Placenta Restored It. “Research has found placenta-derived grafts can reduce pain and inflammation, heal burns, prevent the formation of scar tissue and adhesions around surgical sites and even restore vision. They’re also gaining popularity as a treatment for the widespread issue of chronic wounds.” “…Tending to such wounds can be a matter of life and death for the millions of people with them, including 10.5 million Medicare beneficiaries as of 2022…” “…The five-year mortality rate for people with one type, a diabetic foot ulcer, is close to 30 percent. That rate rises above 50 percent for those who require amputation.” Investor Presentation – January 2025 8

Large Wound Care Business with Growing Surgical Footprint LTM Wound Performance LTM Surgical Performance* LTM Sales Mix by $250,000 $250,000 Product Type +14% $200,000 $200,000 $150,000 $150,000 34% +12% 66% $100,000 $100,000 $50,000 $50,000 $0 $0 Wound LTM @ Q3:23 LTM @ Q3:24 LTM at Q3:23 LTM @ Q3:24 Surgical Led by best-in-class placental allograft, EPIFIX, Continuing to see expanding use cases for and our newest product innovation, EPIEFFECT® allografts and xenografts in a large and *LTM Surgical growth at Q3:24 calculated excluding the impacts of AXIOFILL and Dental growing number of surgical settings Investor Presentation – January 2025 9 $000s $000s

Evolving Strategic Priorities Heading into 2025 1 2 3 Innovate & Diversify Develop & Deploy Enhance Customer Product Portfolio to Programs to Expand Intimacy Maximize Growth Surgical Footprint Maximize opportunity Leverage existing Continue to build out for EPIFIX & EPICORD evidence for surgical customer intimacy under new LCDs applications programs Invest in additional Expand utilization of Introduce new products from organic research and data MIMEDX Connect pipeline generation for surgical use Accelerate OUS Drive market adoption of market expansion, with continued growth HELIOGEN in Japan Investor Presentation – January 2025 10

Best-In-Class Human Allograft Wound Products Flagship products with multiples sizes and Lyophilized human placental allograft membrane configurations available for differing wound types Includes the amnion layer, intermediate layer, and chorion Backed by industry-leading RCT data layer Extensive commercial payor coverage RCT underway in order to obtain broad reimbursement Investor Presentation – January 2025 11

The Patient Journey in Wound Care MIMEDX products are available in all settings where patients receive care… Wound Assisted …and other Private Mobile Hospital Nursing Hospital Home Living Care care Office Health Inpatient Facility Outpatient Health Clinic Facility settings …and are used on a range of chronic and other hard-to-heal wounds. Acute Wounds Chronic Wounds Complex/Dehisced Wounds Burn/Trauma Limb Salvage Dehiscence Mohs surgery DFU VLU Investor Presentation – January 2025 12

Expanding & Innovative Offering for Surgical Market Generating Clinical Data in Numerous Surgical Disciplines Incorporating Use of MIMEDX Products HELIOGEN augments our pipeline through Solutions strategic portfolio expansion Deep/tunneling, ✓ irregular-shaped defects Soft tissue deficit First xenograft in MIMEDX portfolio ✓✓✓✓ Large area coverage ✓✓ ✓ 510(k)-cleared, bovine-derived collagen matrix Able to be sutured in ✓✓ particulate indicated for the management of place exudating wounds and to control minor bleeding Thickness-desired ✓✓✓ Fenestrated ✓ configurations available Investor Presentation – January 2025 13

Building Library of Evidence for Surgical Applications

MIMEDX

Recent Publications Showcase Breadth of Potential Use Cases for MIMEDX Products in Surgery

Cranioplasty Procedures with AMNIOFIX®

Clinical Outcomes with Conventional Methods[1]

- Average dissection time **~30 minutes**
- **Frequent fibrosis reported**
- Fibrosis has **increased complications**



Clinical Outcomes with AMNIOFIX[2]

- Average dissection time **< 3 minutes**
- **Minimal dural fibrosis** in 86% of patients
- **No intraoperative complications**



Colorectal Anastomoses Procedures with AMNIOFIX

Anastomotic Leak Rate with & without AMNIOFIX[3]



Leak / N
Procedures with AMNIOFIX
1.03%
4 / 390
p=0.0022
Conventional Closure
4%
80 / 2,000



Neuro
Mohs
Orthopedic
Plastic
Transplant
Gastrointestinal
Urology
OB/GYN
Vascular
Foot & Ankle

EPIFIX® in Mohs Procedures

Peer-reviewed Retrospective Study[4]



8%
0%
Surgical Reintervention
10%
0%
Revisions
10%
2%
Infection
15%
0%
Poor Cosmesis
29%
2%
Experienced Complications
Autologous Flap / FTSG Group (n=143)
dHACM Group (n=143)

AMNIOEFFECT® in Bunion Correction Surgery

Case Study[5] – SAWC Fall 2023

The use of LHACM as a barrier membrane during Lapiplasty 3D Bunion Correction surgery is an effective strategy to improve surgical outcomes.



1) Lee B. MIMEDX interview with Bryan Lee, MD. October 4, 2023.
2) Endicott L, Ehresman J, Tettelbach W, Forsyth A, Lee B. Dehydrated human amnion/chorion membrane (DHACM) use in emergent craniectomies shows minimal dural adhesions. J Wound Care. 2023;32(10):634-640.
3) F. Raymond Ortega, MD, FACS; Dennis Choat, MD, FACS, FASCRS; Emery Minnard, MD; Jeffrey Cohen, MD. The American College of Surgeons Clinical Congress, Oct 22-26, 2017, San Diego, CA.
4) Toman J. Facial Plast Surg Aesthet Med. 2022;24(1):48-53.
5) Franklin Polun, DPM, DABFAS, FACFAS FACFAS; Jake Michaelson. Symposium on Advanced Wound Care Fall, Nov 2-5, 2023, Las Vegas, NV.

Investor Presentation – January 2025 | 14

Studies in Process Focused on Significant Surgical Opportunities

MIMEDX



EPIFIX Mohs HECON

Accepted for Publication

EPIFIX used in Mohs procedures associated with **avoidance of postoperative complications and ancillary procedures,** compared to patients treated with standard of care.



AMNIOFIX in GI Anastomosis

Manuscript Pending

Seeking to demonstrate **reduction in the rate of leaks** when using placental allografts.



AMNIOFIX in Liver Transplant

RCT Enrollment Underway

Evaluating utility of placental allografts to **help reduce biliary complications, improve healing and reduce fibrosis.**



AMNIOFIX in Breast Reduction

RCT Enrollment Underway

Wound breakdown rates are a common complication of large volume breast reductions and could benefit from utilizing placental tissue.

Generating Clinical Data in Numerous Surgical Disciplines Incorporating Use of MIMEDX Products

Investor Presentation – January 2025 | 15

Diversified Customer Base Site of Service Segment Commentary Hospitals & Stable reimbursement settings and 55% Wound Care growing with expanded use of products Clinics in surgical applications 32% Medicare reimbursement evolving, Private Office resulting in opportunity for EPIFIX & EPICORD Derived from other sites of service, Other including federal facilities and international 13% Investor Presentation – January 2025 16

Maturing Medicare Reimbursement Underway Worsening Medicare Spending Crisis Underscores Need for Overhaul in Wound Care 1 Medicare Allowed Charges for skin substitutes have exploded since 2020 resulting in Recent Medicare abuses in private office and run rate spend of over $1 billion of spend PER MONTH on products in the category associated care settings driving reform that prioritizes data and proven efficacy of products $4.0B $4 6 New LCDs provide Medicare Trust Fund with 5 short-term solution to curb runaway spending $3 on skin substitutes 4 $2 3 MIMEDX engaged in advocacy with CMS, MACs & Congress to urge action to rein in $1.5B runaway Medicare spend 2 $1.0B $1 1 $0.5B & Eligible for reimbursement under New LCDs, which go into effect February 12, 2025 $0 0 2020 2021 2022 2023 Medicare Allowed Charges Skin Substitute Volume Investor Presentation – January 2025 17 $ billions Volume (millions)

Financial Highlights Quarterly Net Cash Balance $70MM LTM Net Sales LTM Gross Margin $343MM 83% +11% year-over-year $50MM $34MM $32MM 1 $29MM LTM Adjusted EBITDA LTM GAAP Net Income $20MM $78MM $88MM 23% of net sales Q2:23 Q3:23 Q4:23 Q1:24 Q2:24 Q3:24 Cash Balance LTM Free Cash Flow Strong & improving financial profile & balance sheet $89MM $56MM provides growth capital for the business +$20MM vs. Q2:24 1) EBITDA, Adjusted EBITDA, related margins and Free Cash Flow are non-GAAP financial measures. See our Earnings Release for the quarter ended September 30, 2024 for a reconciliation to the nearest GAAP measure. Investor Presentation – January 2025 18

Full Year 2024 and Long-Term Financial Goals* Committed to delivering sustained growth and profitability in the short- and long-term Full Year Long-Term 2024 Net Sales High single-digits Low double-digits % Growth vs. 2023 Profitability Adjusted EBITDA Margin Above 20% *As disclosed on our Third Quarter Operating & Financial Results conference call on October 30, 2024. Investor Presentation – January 2025 19

Experienced, Skillful Leadership Team Executing Strategy Management Team with Track Record of Success in MedTech Prior Roles Include: Doug Rice Joe Capper Butch Hulse Chief Financial Chief Executive Chief Administrative Officer Officer Officer & General Counsel Kim Moller John Harper, Ph.D. Ricci Whitlow Chief Commercial Chief Scientific Officer & Chief Operating Officer SVP, R&D Officer Kate Surdez Matt Notarianni Chief Human Head of IR Resource Officer Investor Presentation – January 2025 20

Conclusion 1 Large & expanding addressable markets 2 Maturing reimbursement & regulatory landscape 3 Competitive advantage with defensible IP and proprietary technology 4 Strong & improving financial profile & balance sheet 5 Experienced & skillful leadership team more than capable of executing strategy Investor Presentation – January 2025 21